                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                --------------------


                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event report):  April 30, 1998


             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION AND
                                BANK OF AMERICA, FSB

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              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                                   UNITED STATES
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                   (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                    333-3525-01
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                              (COMMISSION FILE NUMBER)

                                     94-1687665
                                     91-0221850
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                      (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                               555 CALIFORNIA STREET
                              SAN FRANCISCO, CA 94104
                                   (415) 622-2220
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     (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)


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Item 5.   Other Events

       (a)     Monthly Report


The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

       Exhibit No.            Description

       20                     Monthly Statements mailed to Certificate
                              Holders pursuant to the Pooling and Servicing Agreement by and between Bank of America National Trust and Savings Association, contract seller, Bank of America, FSB, acting through its division, BankAmerica Housing Services, contract seller and servicer, and The First National Bank of Chicago, as Trustee, dated as of March 1, 1998 (a copy of which agreement was filed by the registrant with the Commission on April 1, 1998 as an exhibit to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION

                              BANK OF AMERICA, FSB

                              BY:   /s/   JOHN WHEELER    .
                                  --------------------------------
                                             John W. Wheeler*
                              Dated:         May 27, 1998
                                             San Diego, California



* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.